SUPPLEMENT TO

CALVERT TAX-FREE RESERVES
Limited-Term Portfolio

Statement of Additional Information dated April 30, 2009
Date of Supplement: July 31, 2009

At a shareholder meeting held on July 13, 2009, shareholders of CTFR Limited-Term Portfolio approved the reorganization of the Portfolio into Calvert Tax-Free Bond Fund. This reorganization is effective as of the close of business on Friday, July 31, 2009. As of such date, the CTFR Limited-Term Portfolio will no longer be offered to investors. Accordingly, all references to CTFR Limited-Term Portfolio, and any and all information relating to it, are deleted.